Business Combination and Goodwill - Schedule of Fair Values of the Identifiable Assets and Liabilities (Details) - Jun. 30, 2025 - Ace Vision Group [Member]	HKD ($)	USD ($)
Schedule of Business Combination [Line Items]
Account Receivables	$ 100,000	$ 12,752
Cash	88,076	11,231
Accounts payables	(30,000)	(3,826)
Tax payable	(21,703)	(2,768)
Other payables	(27,300)	(3,481)
Foreign exchange difference		8,045	[1]
Total identifiable net assets at fair value	109,073	21,953
Goodwill	6,101,447	778,047
Purchase consideration settled by cash	$ 6,210,520	$ 800,000

[1]	Solely for the convenience of the reader, the fair values of the identifiable assets and liabilities have been translated at the rate of HKD7.8420 to US$1.00, resulting in a foreign currency translation difference of US$8,045.